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                                                                    Exhibit 10.2

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Date: March 1, 2002

To: Max Re Ltd.                                   From:  Canadian Imperial Bank
                                                         of Commerce

Attention: Keith S. Hynes                         Contact:  Tyler Ratcliffe

Phone Number:  (441) 296-8800                     Phone Number: 212-885-4413

Facsimile Number:  (441) 296-8811                 Facsimile Number: 212-885-4378

Re: Reference #  NY OT00

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                         TOTAL RETURN SWAP CONFIRMATION
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The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between Canadian Imperial Bank of Commerce ("CIBC") and Max Re Ltd., ("Counterparty") on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement

The definitions and provisions contained in the 2000 ISDA Definitions (the "Swap Definitions") and in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions," and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of March 1, 2002, as amended and supplemented from time to time (the "Agreement"), between CIBC and Counterparty. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below. The parties hereto each acknowledges that the interests acquired under this Transaction will not be registered under the Securities Act of 1933 (the "Act") and are being sold in reliance upon the exemption for private placements pursuant to Section 4(2) of the Act.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

    Trade Date:                    March 1, 2002

    Effective Date:                March 1, 2002

    Termination Date:              February 29, 2004, subject to adjustment in
                                   accordance with the Modified Following
                                   Business Day Convention.

    Shares:                        Common Stock of Max Re Diversified
                                   Strategies, Ltd. (the "Fund").

    Calculation Agent:             CIBC

    Settlement Currency:           USD

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EQUITY AMOUNTS PAYABLE BY CIBC:

    Equity Amount Payer:           CIBC

    Number of Shares:              On the Effective Date, 89,335, subject to
                                   adjustment as provided below under
                                   Adjustments and Mandatory Redemptions.

    Quarterly Valuation Date:      Quarterly, each May 31, August 31, November
                                   30, February 28 and the Termination Date.

    Unit NAV:                      The Fund's total net assets, including
                                   without limitation investments, cash, accrued interest receivable and any other category of assets, less its liabilities including any obligations (whether present or future, contingent or otherwise, as principal or surety or otherwise) as calculated on a per share basis and reported by the Fund and by Bank of Bermuda (the "Custodian") in accordance with U.S. GAAP. Provided, that on any Valuation Date, if the Fund has suspended reporting Unit NAV, then the Calculation
                                   Agent shall determine Unit NAV.

    Maximum Notional Amount:       USD 105,000,000

    Equity Value:                  With respect to any Business Day other than a
                                   final Quarterly Valuation Date, the product of (a) Unit NAV and (b) the Number of Shares.
                                   On a final Quarterly Valuation Date, the
                                   Equity Value shall be the higher of (i) the highest bid price received by the Calculation
                                   Agent after soliciting bids from (A) at least three nationally recognized broker / dealers and, (B) at the Counterparty's option, the Counterparty or (ii) the Redemption Amount
                                   (as defined below). For this purpose, if Shares submitted by CIBC for redemption are not redeemed by the Fund, the Calculation
                                   Agent shall determine the Unit NAV.

    Capped Equity Value:           The lesser of the Maximum Notional Amount and
                                   the Equity Value.

    Equity Notional Amount:        Initially, USD 100,000,000, subject to
                                   adjustment on each Quarterly Valuation Date and Mandatory Redemption Date so that the Equity Notional Amount equals the Capped
                                   Equity Value on such Quarterly Valuation Date and Mandatory Redemption Date subject to adjustment as provided below under
                                   Adjustments.

    Appreciation Amount:           With respect to the first Quarterly Valuation
                                   Date, an amount equal to the Capped Equity
                                   Value minus the Equity Notional Amount and thereafter, except for a final Quarterly
                                   Valuation Date, an amount equal to the Capped
                                   Equity Value calculated on the relevant
                                   Quarterly Valuation Date minus the Capped
                                   Equity Value calculated on the immediately preceding Quarterly Valuation Date, as applicable. On a final


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                                   Quarterly Valuation Date, the Appreciation
                                   Amount will be an amount equal to the Equity
                                   Value calculated on such final Quarterly
                                   Valuation Date minus the Capped Equity Value calculated on the immediately preceding Quarterly Valuation Date.

    Equity Payment Dates:          (i)   The sixth Business Day following each
                                         Quarterly Valuation Date, subject to
                                         adjustment in accordance with the
                                         Modified Following Business Day
                                         Convention; and

                                   (ii)  In the case of a Mandatory Redemption
                                         Date and the Termination Date, each
                                         date on which CIBC receives a cash
                                         payment from the Fund in exchange for
                                         Shares purchased by CIBC under the
                                         Stock Purchase Agreement (the
                                         "Redemption Amount").

    Equity Payments:               On each Equity Payment Date CIBC will pay the
                                   Counterparty an amount equal to algebraic sum of (a) the amount of all dividends and similar cash distributions paid by the Fund on the Number of Shares during the period from the Effective Date or the preceding
                                   Equity Payment Date, as the case may be and
                                   (b) the Appreciation Amount, if such sum is positive. If such sum is negative then
                                   Counterparty shall pay CIBC the absolute value of such sum.

FLOATING AMOUNTS PAYABLE
BY COUNTERPARTY:

    Floating Amount Payer:         Counterparty

    Notional Amount:               The Equity Notional Amount

    Payment Dates:                 Each Equity Payment Date.

    Floating Rate Option:          USD-LIBOR-BBA

    Designated Maturity:           3 months, pro-rated where applicable

    Spread:                        0.90%

    Floating Rate Day
     Count Fraction:               Actual/360

    Reset Days:                    Each Payment Date.

    Business Days:                 New York

ADJUSTMENTS                        On the Effective Date and each Valuation
-----------                        Date, the Unit NAV shall be as reported by
                                   the Custodian on the last Business Day of the most recent month for which it has provided a Monthly Valuation Report as described in the Agreement. If such month is not the month immediately preceding the Effective Date or any Quarterly Valuation Date, on the date the Counterparty provides to CIBC the Monthly
                                   Valuation Report (i) in the case of the
                                   Monthly Valuation Report

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                                   for the month immediately preceding the
                                   Effective Date, the Number of Shares shall be adjusted so that the Number of Shares times the Unit NAV as of the last Business Day of the month immediately preceding the Effective Date equals the initial Equity Notional Amount and (ii) in the case of the Monthly Valuation Report for the month corresponding to the Quarterly Valuation Date, CIBC or Counterparty, as appropriate, shall pay to the other that amount, after taking into account any payment made on the relevant Equity Payment Date, necessary to make such other party whole as a result of any adjustment made to the Unit NAV reported on the relevant Quarterly Valuation Date.


ADDITIONAL COUNTERPARTY            (A) By 1:00 p.m. on the first Business Day
PAYMENTS:                          after receipt of written notice from CIBC,
                                   Counterparty will pay to CIBC an amount equal to all amounts which are required to be refunded to the Fund by CIBC, as the result of an adjustment after the Termination Date, to Unit NAV. If CIBC receives an additional payment after the Termination Date from the Fund as a result of an adjustment after the Termination Date, to Unit NAV, CIBC shall pay such amount to Counterparty on the first
                                   Business Day after receipt of such additional payment. (B) By 1:00 p.m. on the first
                                   Business Day after receipt of written notice from CIBC, Counterparty will pay to CIBC an amount equal to the amount that the Fund or the Fund's bankruptcy liquidators, trustee or any court having apparent jurisdiction over the Fund requires CIBC to pay or repay to the Fund, the Fund's bankruptcy estate or any creditor of the Fund in respect of the Shares.


MANDATORY REDEMPTIONS:             In the event of a mandatory redemption by the
                                   Fund of all or part of the Shares on any Business Day (the "Mandatory Redemption
                                   Date"), then the Equity Notional Amount and the Number of Shares shall be adjusted accordingly on the relevant Equity Payment
                                   Date. Such Equity Payment Date is considered to be a Termination Date that is applicable to only the Redemption Amount.

3. ACCOUNT DETAILS:
   Payments to CIBC:
   ----------------
      Account for Payments:        Chase Manhattan Bank, New York
      For the Account of:          Canadian Imperial Bank of Commerce
      Account No.:                 544-708-234
      ABA No.:                     021-000-021
      Attention:                   Financial Products

   Payments to Counterparty:
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       Account for Payments:       Federal Reserve Bank of Boston
       For the Account of:         Max Re Ltd. (Gen-Re-NEAM)
       Account No.:                MRLF 0020502

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       ABA No.:                    011-001-234
                                   BOS SAFE DEP
       DDA No.:                    162299

4. OFFICES:

    (a) The Office of CIBC for the Transaction is Toronto.

    (b) The Office of Counterparty for the Transaction is Hamilton, Bermuda.

5. BROKER/ARRANGER:                 None.

6. This Confirmation may be executed in one or more counterparts, either in original or facsimile form, each of which shall constitute an original and all of which together shall constitute one and the same agreement. When executed by the parties through facsimile transmission, this Confirmation shall constitute the original agreement between the parties and the parties hereby adopt the signatures printed by the receiving facsimile machine as the original signatures of the parties.

7. COVENANTS:                      The Calculation Agent hereby covenants that
                                   all determinations made by the Calculation
                                   Agent under this Confirmation will be made in good faith and in a commercially reasonable manner at all times.

8. OTHER PROVISIONS:
    Optional Early Termination:    The Counterparty shall have the right, under
                                   Section 2.3 (b) (ii) of the Liquidity
                                   Agreement, to terminate the Transaction in whole, but not in part, on any Business Day, such Business Day shall be deemed the Termination Date.

                                   After February 28, 2003, upon 30 days written notice to CIBC, the Counterparty shall have the right to terminate the Transaction in whole, but not in part, on any Business Day, such Business Day shall be deemed the Termination Date.

    Governing Law:                 The laws of the State of New York (without
                                   reference to the choice of law doctrine).

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Entering into a derivative transaction involves certain risks. An identification of the principal risks is provided in the CIBC World Markets Risk Disclosure Statement, which has been delivered to you. If you have not received a copy, please let us know and one will be provided to you. You should always consider those risks in determining whether to enter into derivative transactions.

Except as if expressly agreed to by you or us in writing, neither of us has acted as advisor to the other with respect to the desirability or appropriateness of entering into the Transaction confirmed hereby or with respect to the other party's risk management needs generally. This pertains not only to the financial and market risk management risks and consequences of the confirmed or any proposed Transaction, but also to any legal, regulatory, tax, accounting and credit issues generated by such transactions, which each party must evaluate for itself and in reliance on its own professional advisors.

The Transaction confirmed hereby might be one which includes one or more elements not found in more basic swap structures with which you should be familiar, such as single currency interest rate swaps. These elements, if present, could include leverage, one or more embedded options or one or more embedded forwards or some other structural elements which could significantly affect the Transaction's price behavior As with any other financial market transaction, you should monitor the Transaction's value frequently throughout its term to protect yourself as well as possible against unanticipated or undesired changes in its value and to insure its continued utility relative to your financial management needs and your appetite for the market, legal, regulatory, credit, tax and accounting risks that can attend the Transaction.

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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

                                        Yours Sincerely,

                                        CANADIAN IMPERIAL BANK OF COMMERCE




                                        By:
                                            ---------------------------------
                                        Name: Gina S. Ghent
                                        Title:  Executive Director




Confirmed as of the date first above written:

MAX RE LTD.






By:
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Name:
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